UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒               Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

OPPENHEIMER EQUITY INCOME, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) filing Proxy Statement, if Other Than the Registrant)

Payment Of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

June 23, 2011

Re:     Fund Reorganization

Dear Business Partners:

Proxy information is being sent to shareholders of Oppenheimer Balanced Fund. If approved at the shareholder meeting August 12, 2011, Oppenheimer Balanced Fund will be reorganized into Oppenheimer Equity Income Fund, Inc., effective on or about August 18, 2011.

The affected funds, CUSIP numbers, and Quotron symbols are provided below.

                                                                     Fund Reorganization

Reorganizing Fund                                                                                                                  Surviving Fund

CUSIP Number                                                                                                                         CUSIP Number

Quotron Symbol                                                                                                                    Quotron Symbol

Oppenheimer Balanced Fund                                                                                       Oppenheimer Equity Income Fund, Inc.

Class A Shares                                                                                                   Class A Shares

68380A104                                                                                                                       68381A103

OPASX                                                                                                                                OAEIX

Oppenheimer Balanced Fund                                                                                       Oppenheimer Equity Income Fund, Inc.

Class B Shares                                                                                                     Class B Shares

68380A203                                                                                                                       68381A202

OASCX                                                                                                                               OBEIX

Oppenheimer Balanced Fund                                                                                    Oppenheimer Equity Income Fund, Inc.

Class C Shares                                                                                  Class C Shares

68380A302                                                                                                                    68381A301

OASCX                                                                                                                             OCEIX

Oppenheimer Balanced Fund                                                                                     Oppenheimer Equity Income Fund, Inc.

Class N Shares                                                                                                              Class N Shares

68380A401                                                                                                                     68381A400

OASNX                                                                                                                              ONEIX

If you have any questions regarding the above reorganization, please contact your designated Service Team by calling Advisors Back Office Support at 1.800.645.5569 or 1.800.645.2016; Clearing Firm Back Office Support at 1.800.645.2937; Financial Institution Back Office Support at 1.800.845.5138; or Wirehouse National Back Office Support at 1.800.845.8532. Thank you for your continued support of OppenheimerFunds.

Sincerely,

Operational Support
OppenheimerFunds Services

FOR INSTITUTIONAL USE ONLY. This material has been prepared for institutional investors only. It has not been filed with the Financial Industry Regulatory Authority (FINRA), and may not be reproduced, shown or quoted to, or used with members of the public or used as sales literature.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER BALANCED FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 12, 2011

The undersigned, revoking prior proxies, hereby appoints Brian Wixted, Stephanie Bullington and Kathleen Ives, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Oppenheimer Balanced Fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on August 12, 2011, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Prospectus and Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal (set forth on the reverse side of this proxy card) has been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

______________________________________________

Signature                    Date

__________________________________________________________
Signature (if held jointly)               Date

__________________________________________
Title if a corporation, partnership or other entity

▲FOLD HERE - PLEASE DO NOT TEAR▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

Control Number:
2. Touchtone Phone:	Simply dial toll-free 1-866-458-9856 and follow the automated instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

TAGID:                                                    CUSIP:

OPPENHEIMER BALANCED FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 12, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES, AND THE PROPOSAL BELOW HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES.

This proxy will be governed by and construed in accordance with the laws of Massachusetts and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSAL:

1.

To approve an Agreement and Plan of Reorganization between Oppenheimer Balanced Fund (“Balanced Fund”) and Oppenheimer Equity Income Fund, Inc. (“Equity Income Fund”) and the transactions contemplated thereby, including: (a) the transfer of substantially all the assets of Balanced Fund to Equity Income Fund in exchange for Class A, Class B, Class C and Class N shares of Equity Income Fund, (b) the distribution of such shares of Equity Income Fund to the Class A, Class B, Class C and Class N shareholders of Balanced Fund in complete liquidation of Balanced Fund and (c) the cancellation of the outstanding shares of Balanced Fund.

.	FOR	AGAINST	ABSTAIN
	□	□	□

2.	To act upon such other matters as may properly come before the Meeting.

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

To:               tnader@altmangroup.com; tholland@altmangroup.com

From:          OppenheimerFunds@proxyonline.com

Date:          June 23, 2011

Subject:      Oppenheimer Balanced Fund Shareholder Meeting

===============================================================

Dear Shareholder:

We have scheduled a Special Meeting for Shareholders of Oppenheimer Balanced Fund on August 12, 2011 at 1:00 p.m., Mountain Time at 6803 South Tucson Way, Centennial, Colorado 80112.The Board of Trustees has sent you this Proxy Statement to ask for your vote on one proposal affecting that Fund as described in this Proxy Statement.

Please take a few moments of your time and login to review the proxy statement and vote your shares. Your vote is extremely important no matter the size of your investment and it is critical to conducting the formal business of the Meeting.

You will need your control number found below in order to login. Once you have successfully logged in, you can view and/or download the proxy statement and proxy card and can vote your shares. Please vote your shares before 8:00 p.m. EST. on August 11, 2011 so that they can be counted at the scheduled shareholder meeting. For reference you can also logon to www.proxyonline.com.

VIEW THE PROXY STATEMENT AND VOTE YOUR SHARES CLICK HERE.

YOUR CONTROL NUMBER IS:

(Control Number Here)

If you have any questions please contact your financial advisor or call 866-796-7172. As always, we appreciate your confidence in OppenheimerFunds and look forward to serving you for many years to come.